  CLASS A                                                           CLASS A
COMMON STOCK                                                     COMMON STOCK

  SHARES                                                            SHARES

                                    DOBSON
                          COMMUNICATIONS CORPORATION

INCORPORATED UNDER THE LAWS                            CUSIP 256069 105
OF THE STATE OF OKLAHOMA                   SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that






is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $.001 PAR VALUE, OF


                        DOBSON COMMUNICATIONS CORPORATION

       transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
          WITNESS the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.


Dated:


     /s/ Stephen T. Dobson           [Seal]             /s/ Everett R. Dobson
           SECRETARY                                  CHAIRMAN OF THE BOARD
                                                   AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
     UMB BANK, N.A.

TRANSFER AGENT AND REGISTRAR


BY

AUTHORIZED SIGNATURE



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                          DOBSON COMMUNICATIONS CORPORATION


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT___________ Custodian_________
TEN ENT - as tenants by the                         (Cust)              (Minor)
          entireties                               under Uniform Gifts to Minors
JT TEN  - as joint tenants with                    Act _________________________
          right of survivorship                              (Minor)
          and not as tenants in  UNIF TRF MIN ACT ___________ Custodian (until
          common                                    (Cust)     age __________)
                                                  ___________ under Uniform
                                                    (Minor)    Transfers of
                                                  Minors Act ___________________
                                                                (Cust)

       Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OF OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated_________________________

                                             X__________________________________

                                             X__________________________________
                                   NOTICE:    THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME(S) AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN EVERY
                                              PARTICULAR WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.





Signature(s) Guaranteed:





By_______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.